EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Co-Chairman and Chief Executive Officer of Optimal Group Inc. (the "Company"), does hereby certify that to the best of the undersigned's knowledge:

      1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Report"), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 9, 2004                   /s/ Neil S. Wechsler
                                        --------------------
                                            Neil S. Wechsler
                                            Co-Chairman and
                                            Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of this report or as a separate disclosure document.


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